Fees Summary	Jan. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 133,740,513.5
Previously Paid Amount	0
Total Fee Amount	20,475.68
Total Offset Amount	20,475.68
Net Fee	$ 0